NATIONWIDE MUTUAL FUNDS
Nationwide BNY Mellon Core Plus Bond ESG Fund (formerly, Nationwide Core Plus Bond Fund)
Nationwide Bond Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund
Supplement dated December 8, 2022
to the Prospectus dated February 28, 2022
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide Loomis Short Term Bond Fund
Effective March 20, 2023, the Prospectus is amended as follows:

1.	The table under the heading “Fees and Expenses” on page 28 of the Prospectus is hereby deleted and replaced with the following:
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b‑1) Fees	0.25%	0.75%	None	None
Other Expenses	0.25%	0.25%	0.15%	0.19%
Total Annual Fund Operating Expenses	0.85%	1.35%	0.50%	0.54%
Fee Waiver/Expense Reimbursement(1),(2)	(0.07%)	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.78%	1.28%	0.43%	0.47%
(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.45% until at least February 29, 2024. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

(2)
In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.02% of the management fee to which the Adviser would otherwise be entitled until February 29, 2024. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

2.	The tables and information after the second paragraph under the heading “Example” beginning on page 28 of the Prospectus are hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$303	$483	$679	$1,244
Class C Shares	230	421	733	1,618
Class R6 Shares	44	153	273	621
Institutional Service Class Shares	48	166	295	670
You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$130	$421	$733	$1,618
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE